Merger With NTN Buzztime, Inc (Brooklyn ImmunoTherapeutics, LLC)	9 Months Ended
Sep. 30, 2020
Brooklyn Immunotherapeutics, LLC [Member]
Merger With NTN Buzztime, Inc
NOTE 4	MERGER WITH NTN BUZZTIME, INC

Merger Agreement with NTN Buzztime, Inc.

On August 12, 2020, the Company and NTN Buzztime, Inc. (“NTN”) and BIT Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of NTN, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the Merger Agreement, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into BITX, with BITX continuing as the surviving company and as a wholly owned subsidiary of NTN. Following completion of the Merger, the combined company is expected to trade on the NYSE American under the ticker symbol “BKIM”.

Upon closing of the merger, all of the outstanding membership interests of BITX will be converted into the right to receive shares of NTN’s common stock equal to the exchange ratio, as defined in the Merger Agreement. The Exchange Ratio is subject to change to account, among other things, for NTN’s net cash immediately prior to the closing of the merger and the capitalization of BITX and NTN at the time of close. On a pro forma basis and based upon the number of shares of NTN’s common stock to be issued in the merger, current NTN shareholders will own approximately 5.92% of the combined company and current BITX investors will own approximately 94.08% of the combined company (before accounting for the additional financing transaction). Consummation of the merger is subject to certain closing conditions, including, among other things, approval by the stockholders of NTN, the continued listing of NTN’s common stock on the NYSE after the merger, and satisfaction of minimum net cash thresholds by NTN. The merger is expected to close in the fourth quarter of 2020.

The Merger Agreement contains certain termination rights for both BITX and NTN, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $0.75 million.

Rights Offering

The Company is obligated under the Merger Agreement to have $10 million in cash and cash equivalents on its balance sheet at the effective time of the merger (the “Required Funds”). To ensure that the Company has the Required Funds, certain beneficial holders of BITX’s Class A membership interests have entered into contractual commitments to invest $10 million into BITX immediately prior to the closing of the merger with NTN.